Inventory	12 Months Ended
Mar. 31, 2025
Inventories [Abstract]
Inventory	Inventory

Accounting Policy

The Company defines inventory as all cannabis products after the point of harvest (“Cannabis Inventory”), hemp products, purchased finished goods for resale, consumable supplies and accessories. Cannabis Inventory includes harvested cannabis, trim, cannabis oils, capsules, edibles and vaporizers.

Inventories of harvested cannabis are transferred from biological assets at fair value less costs to sell at the point of harvest, which becomes the deemed cost. By-products, such as trim, are measured at their net realizable value (“NRV”) at point of harvest which is deducted from the total deemed cost to give a net cost for the primary product. Any subsequent post-harvest costs are capitalized to Cannabis Inventory to the extent that the cost is less than NRV. NRV for work-in-process (“WIP”) and finished Cannabis Inventory is determined by deducting estimated remaining conversion/completion costs and selling costs from the estimated sale price achievable in the ordinary course of business. Conversion and selling costs are determined using average cost. In the period that Cannabis Inventory is sold, the fair value portion of the deemed cost is recorded within changes in fair value of inventory sold line, and the cost of such Cannabis Inventory, including direct and indirect costs, are recorded within the cost of sales line on the consolidated statements of income (loss) and comprehensive income (loss).

Products for resale, consumable supplies and accessories are initially recognized at cost and subsequently valued at the lower of cost and NRV. The Company reviews these types of inventory for obsolescence, redundancy and slow turnover to ensure that they are written-down and reflected at NRV. Inventory purchased from third parties are measured at weighted-average cost. Medreleaf Australia measures inventory at first-in first-out.

The Company uses judgment in determining the NRV of inventory. When assessing NRV, the Company considers the impact of the average selling price per gram, inventory spoilage, inventory excess, age and damage.

The following is a breakdown of inventory:

	March 31, 2025			March 31, 2024
	Capitalized cost	Fair value adjustment	Carrying value	Capitalized cost	Fair value adjustment	Carrying value
	$	$	$	$	$	$
Harvested cannabis
Work-in-process	40,369	52,740	93,109	25,977	32,519	58,496
Finished goods	20,655	30,267	50,922	34,871	10,782	45,653
	61,024	83,007	144,031	60,848	43,301	104,149
Extracted cannabis
Work-in-process	10,980	4,917	15,897	8,674	4,428	13,102
Finished goods	12,998	2,686	15,684	8,749	590	9,339
	23,978	7,603	31,581	17,423	5,018	22,441

Supplies and consumables	11,402	—	11,402	14,987	—	14,987

Merchandise and accessories	911	—	911	2,025	—	2,025

Ending balance	97,315	90,610	187,925	95,283	48,319	143,602
During the year ended March 31, 2025, inventory expensed to cost of sales was $273.0 million (year ended March 31, 2024 – $233.3 million), which included $132.0 million (year ended March 31, 2024 – $72.5 million) related to the changes in fair value of inventory sold.
During the year ended March 31, 2025, the Company recognized $65.5 million in inventory provisions (year ended March 31, 2024 – $73.4 million) consisting of cost of sales of $15.6 million (year ended March 31, 2024 – $28.5 million) and changes in fair value of inventory sold of $49.8 million (year ended March 31, 2024 – $44.9 million).